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                                                                   EXHIBIT 10.29


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of February 5, 2002, is among CABOT MICROELECTRONICS CORPORATION, a Delaware corporation (the "Company"), the financial institutions parties to the Credit Agreement described below, as Banks thereunder, LASALLE BANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent and Issuing Bank under such Credit Agreement, and NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, in its capacity as Syndication Agent under such Credit Agreement.

                                    RECITALS

         A. The Company, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent entered into a Credit Agreement dated as of July 10, 2001 (the "Credit Agreement"), pursuant and subject to the terms and conditions of which, among other things, the Banks and the Issuing Bank agreed to make loans and other financial accommodations to the Company.

         B. The Company has requested certain other amendments to the Credit Agreement.

         C. Subject to the terms and conditions of this First Amendment, the Banks, the Administrative Agent, the Issuing Bank and the Syndication Agent are willing to agree to the requests of the Company.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by the Company to be true and correct and are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended by this First Amendment.

         3. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended by deleting Section 7.4 in its entirety and substituting the following therefor:

                  "7.4 WAIVER OF SETOFF RIGHTS. The Administrative Agent, the Issuing Bank, the Syndication Agent, each Bank and the Company each hereby affirmatively waive all rights of set-off provided by applicable law with regard to any claim arising under or with respect to this Credit Agreement and their respective obligations hereunder. Without limiting the generality of the foregoing, the Administrative Agent and each Bank acknowledge and agree that none of them will apply to the payment of any obligations of the Company hereunder, whether or not due and whether or not any Event of Default exists, any balances, credits, deposits, accounts or moneys of the Company now or hereafter maintained with the Administrative Agent or such Bank or, in the absence of any order, decree, garnishment, injunction or other decision in a legal process or proceeding to the contrary, prohibit or freeze access to such balances, credits, deposits, accounts or moneys."


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         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this First
Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Administrative Agent.

         (A) DELIVERY OF DOCUMENT. This First Amendment shall have been executed by the Company, Syndication Agent and each Bank and shall have been delivered to the Administrative Agent.

         (B) PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with by it, and no Event of Default or Unmatured Event of Default shall exist.

         (C) MATERIAL ADVERSE EFFECT. No event shall have occurred since September 30, 2001 which has had or is reasonably expected to have a Material Adverse Effect.

         The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."

         5. REFERENCES. From and after the Effective Date, all terms used in the Loan Documents which are defined in the Credit Agreement shall be deemed to refer to such terms as amended by this First Amendment.

         6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank that (i) the Company has full power and authority to execute and deliver this First Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this First Amendment will be valid, binding and enforceable upon the Company in accordance with its terms, (iii) the execution and delivery of this First Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws or (B) any applicable law, rule, regulation, judgment, decree or order of any agreement, indenture or instrument to which the Company is a party or is bound or which is binding upon or applicable to all or any portion of the Company's properties or assets and (iv) as of the date hereof no Unmatured Event of Default or Event of Default exists.

         7. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with its respective terms. The Company hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, all as amended by this First Amendment, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by the Banks, the Administrative Agent, the Syndication Agent or the Issuing Bank of such liabilities, obligations and agreements, (ii) the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank have fully performed all obligations to the Company which they have had had or have on and as of the date hereof and (iii) other than as specifically set forth herein, the Banks, the Administrative Agent, the Syndication Agent and the issuing Bank do not waive, diminish or limit any term or condition contained in the Credit Agreement or the Loan Documents. The agreement of the Banks, the Administrative Agent,




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the Syndication Agent and the Issuing Bank to the terms of the First Amendment or any other amendment of the Credit Agreement shall not be deemed to establish or create a custom or course of dealing among the Banks, the Administrative Agent, the Syndication Agent, the Issuing Bank and the Company. The Loan Documents, as amended by this First Amendment, contain the entire agreement among the Banks, the Administrative Agent, the Syndication Agent and the Issuing Bank with respect to the transactions contemplated hereby.

         8. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         9. FURTHER ASSURANCES. The Company will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Banks, the Administrative Agent, the Syndication Agent or the Issuing Bank in order to effectuate fully the intent of this First Amendment.

         10. SEVERABILITY. If any term or provision of this First Amendment or the application thereof to any part or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this First Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this First Amendment.

         11. CAPTIONS. The captions in this First Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this First Amendment or any of the provisions hereof.

                (remainder of this page intentionally left blank)




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         IN WITNESS WHEREOF, this First Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such part on the date first set forth above.

                  CABOT MICROELECTRONICS CORPORATION


                  By: /s/ Martin M. Ellen
                     --------------------------
                     Martin M. Ellen
                     Chief Financial Officer



                  LASALLE BANK NATIONAL ASSOCIATION,
                  as Administrative Agent, as Issuing Bank and as a Bank


                  By: /s/ Jeffrey A. Raider
                     --------------------------
                     Jeffrey A. Raider
                     Senior Vice President


                  NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as Syndication Agent and as a Bank

                  By: /s/ James M. Wilber
                     --------------------------
                     James M. Wilber
                     Vice President


                  FIRSTAR BANK, N.A., as a Bank


                  By: /s/ Timothy A. Fossa
                     --------------------------
                     Timothy A. Fossa
                     Vice President



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                                  SCHEDULE 2.1

                            BANKS AND PRO RATA SHARES


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                                               PRO RATA SHARE
                                                OF REVOLVING        PRO RATA
                  BANK                        COMMITMENT AMOUNT      SHARE
----------------------------------------------------------------------------
LaSalle National Bank                             $30,000,000         40%
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National City Bank of Michigan/Illinois           $22,500,000         30%
----------------------------------------------------------------------------
Firstar Bank, N.A.                                $22,500,000         30%
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                          TOTALS                  $75,000,000        100%
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